FRI-M CORPORATION


                                 FIRST AMENDMENT
                       TO CREDIT AGREEMENT, GUARANTIES AND
                          CERTAIN COLLATERAL DOCUMENTS


                  This FIRST AMENDMENT TO CREDIT AGREEMENT, GUARANTIES AND CERTAIN COLLATERAL DOCUMENTS (this "Amendment") is dated as of July 1, 1996 and entered into by and among FRD ACQUISITION CO., a Delaware corporation ("Holdings"), FRI-M CORPORATION, a Delaware corporation ("Company"), the other Credit Support Parties (as defined in Section 4 hereof), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "Lender" and collectively as "Lenders"), BANKERS TRUST COMPANY, CHEMICAL BANK and CITICORP USA, INC., as co-syndication agents for Lenders (in such capacity, each individually referred to herein as a "Co-Syndication Agent" and collectively as "Co-Syndication Agents"), and CREDIT LYONNAIS NEW YORK BRANCH, as administrative agent for Lenders (in such capacity, "Administrative Agent"), and is made with reference to that certain Credit Agreement dated as of May 23, 1996 (the "Credit Agreement"), by and among Holdings, Company, Lenders, Co- Syndication Agents and Administrative Agent, and to the other Loan Documents. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

                  WHEREAS, Loan Parties and Lenders desire to (i) amend the Credit Agreement to, among other things, permit Company to enter into daylight overdraft protection agreements and make certain other changes as set forth below and (ii) amend the Guaranties and certain of the Collateral Documents as set forth below;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:




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



                  Section 1.  AMENDMENTS TO THE CREDIT AGREEMENT,
GUARANTIES AND CERTAIN COLLATERAL DOCUMENTS

                  1.1      Amendment  to  Section  1:  Provisions   Relating  to
                           Certain Defined Terms

                  A. Additional Defined Term. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definition, which shall be inserted in proper alphabetical order:

                  "`Daylight Overdraft Protection Agreement' means any agreement pursuant to which any Person provides bank account overdraft protection to Company for account deficiencies occurring during a Business Day as a result of checks written or wire transfers or other electronic transfers initiated by Company clearing on such Business Day and which account deficiencies are expected to be cured with proceeds of wire transfers or checks to be deposited later during such Business Day."

                  B.  Contingent  Obligations.  Subsection  1.1  of  the  Credit
Agreement is hereby amended by adding to the end of the first sentence of the definition of "Contingent Obligations" the following:

                  "or Daylight Overdraft Protection Agreements."

                  C. Indebtedness. Subsection 1.1 of the Credit Agreement is hereby amended by adding to the end of the definition of "Indebtedness" the following:

                  "Obligations under Daylight Overdraft Protection Agreements, unless and until such obligations become matured obligations actually arising pursuant thereto, do not constitute Indebtedness."

                  1.2 Amendments to Section 7: Provisions Relating to Negative Covenants

                  A. Liens and Related Matters. Subsection 7.2A of the Credit Agreement is hereby amended by deleting clause (ii) thereof in its entirety and substituting therefor the following:

                  "(ii) Liens granted pursuant to the Collateral Documents, including Liens granted in favor of a Lender or an Affiliate of such Lender which is (a) a counterparty to an Interest Rate Agreement permitted under subsection 7.4(iii) or (b) a counterparty to a Daylight Overdraft Protection Agreement permitted under subsection 7.4(vii);"

                  B. Contingent Obligations. Subsection 7.4 of the Credit Agreement is hereby amended by (i) deleting the word "and" from the end of clause (v) thereof and (ii) adding to the end of such subsection immediately prior to the period the following:


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




                  "; and

                           (vii) Company may become and remain liable with respect to Contingent Obligations under Daylight Overdraft Protection Agreements; provided that the aggregate amount of overdraft protection available under all Daylight Overdraft Protection Agreements shall not exceed at any time $5,000,000."

                  1.3 Amendments to Section 9: Provisions Relating to Holdings Guaranty.

                  A. Guarantied Obligations. Subsection 9.1 of the Credit Agreement is hereby amended by deleting the first sentence of such subsection in its entirety and substituting therefor the following:

                  "9.1     Guarantied Obligations.

                                    As  consideration  for  Lenders  agreeing to
                  enter into this Agreement and extend the Commitments, make the Loans hereunder and issue the Letters of Credit, Holdings hereby unconditionally and irrevocably guaranties, as a primary obligor and not merely as a surety, the due and punctual payment when due (whether at stated maturity, by required prepayment, declaration, demand or otherwise) (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)) of all Obligations of Company (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to Company would accrue on such Obligations, whether or not allowable as a claim) and all obligations of Company under Interest Rate Agreements permitted under subsection 7.4(iii) or under Daylight Overdraft Protection Agreements permitted under subsection 7.4(vii) (all such Interest Rate Agreements and Daylight Overdraft Protection Agreements, collectively, the `Lender Interest Rate Agreements'), in each case to which a Lender or an Affiliate of such Lender (in such capacity under such Lender Interest Rate Agreements, collectively, `Interest Rate Exchangers') is a counterparty (the `Guarantied Obligations')."

                  1.4      Amendment to Company Pledge Agreement.

                           Preliminary Statements.  The Company Pledge Agreement
is hereby amended by deleting paragraph C of the Preliminary Statements thereto in its entirety and substituting therefor the following:

                           "C.  Pledgor  may from time to time enter into one or
                  more Interest Rate Agreements or Daylight Overdraft Protection Agreements (all such Interest Rate Agreements and Daylight Overdraft Protection Agreements, collectively, the `Lender Interest Rate Agreements') with one or more Lenders or their Affiliates
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



                   (in  such  capacity  under  all  such  Lender  Interest  Rate
                   Agreements, collectively, `Interest Rate Exchangers') in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Pledgor under the Lender Interest Rate Agreements, including without limitation the obligation of Pledgor to make payments under Lender Interest Rate Agreements that are Interest Rate Agreements in the event of early termination thereof (all such obligations in respect of the Lender Interest Rate Agreements being the `Interest Rate Obligations'), together with all obligations of Pledgor under the Credit Agreement and the other Loan Documents, be secured hereunder."

                  1.5 Amendments to Holdings Pledge Agreement, Subsidiary Pledge Agreement, Holdings Security Agreement, Subsidiary Security Agreement and
Subsidiary Trademark Security Agreement. The Holdings Pledge Agreement, the Subsidiary Pledge Agreement, the Holdings Security Agreement, the Subsidiary Security Agreement and the Subsidiary Trademark Security Agreement are each hereby amended by deleting the text of paragraph C of the Preliminary Statements of each of the Holdings Pledge Agreement and the Subsidiary Pledge Agreement, and the text of paragraph B of the Preliminary Statements of each of the Holdings Security Agreement, the Subsidiary Security Agreement and the Subsidiary Trademark Security Agreement, in each case, in its entirety and substituting therefor the following:

                           "Company  may from  time to time  enter,  or may from
                  time to time have entered, into one or more Interest Rate Agreements or Daylight Overdraft Protection Agreements (all such Interest Rate Agreements and Daylight Overdraft Protection Agreements, collectively, the `Lender Interest Rate Agreements') with one or more Lenders or their Affiliates (in such capacity under all such Lender Interest Rate Agreements, collectively, `Interest Rate Exchangers')."

                  1.6 Amendments to Company Security Agreement and Company Trademark Security Agreement. The Company Security Agreement and the Company Trademark Security Agreement are each hereby amended by deleting paragraph B of the respective Preliminary Statements of each such document in their entirety and substituting therefor the following:

                           "B.  Grantor  may from time to time enter into one or
                  more Interest Rate Agreements or Daylight Overdraft Protection Agreements (all such Interest Rate Agreements or Daylight
                  Overdraft Protection Agreements, collectively, the `Lender Interest Rate Agreements') with one or more Lenders or their Affiliates (in such capacity under all such Lender Interest Rate Agreements, collectively, `Interest Rate Exchangers') in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Grantor under the Lender Interest Rate Agreements, including without limitation the obligation of Grantor to make payments under Lender Interest Rate Agreements that are Interest Rate Agreements in the event of early termination thereof (all such obligations under all such Lender Interest Rate Agreements being the `Interest Rate Obligations'),
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




                  together with all obligations of Grantor under the Credit Agreement and the other Loan Documents, be secured hereunder."

                   1.7 Amendment to Subsidiary Guaranty. The Subsidiary Guaranty is hereby amended by deleting paragraph B of the Recitals thereto in its entirety and substituting therefor the following:

                           "B.  Company  may from time to time enter into one or
                  more Interest Rate Agreements or Daylight Overdraft Protection Agreements (such Interest Rate Agreements or Daylight Overdraft Protection Agreements, collectively, the `Lender Interest Rate Agreements') with one or more Lenders or their Affiliates (in such capacity under all such Lender Interest Rate Agreements, collectively, `Interest Rate Exchangers') in accordance with the terms of the Credit Agreement, and it is desired that the obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Grantor to make payments under Lender Interest Rate Agreements that are Interest Rate Agreements in the event of early termination thereof (all such obligations under all such Lender Interest Rate Agreements, being the `Interest Rate Obligations'), together with all obligations of Company under the Credit Agreement and the other Loan Documents, be guarantied hereunder."

                  1.8  Additional   Amendments  to  Company  Pledge   Agreement,
Holdings Pledge Agreement, Subsidiary Pledge Agreement, Company Security Agreement, Holdings Security Agreement, Subsidiary Security Agreement, Company Trademark Security Agreement, Subsidiary Trademark Security Agreement and Subsidiary Guaranty. Subsection 16 of each of the Company Pledge Agreement, the Holdings Pledge Agreement and the Subsidiary Pledge Agreement, subsection 20 of the Company Security Agreement, subsection 21 of each of the Company Trademark Security Agreement, the Holdings Security Agreement, the Subsidiary Security Agreement and the Subsidiary Trademark Security Agreement, and subsection 3.14 of the Subsidiary Guaranty are each hereby amended by deleting clause (ii) of each such subsection in its entirety and, in each case, substituting therefor the following:


                           "(ii) after payment in full of all Obligations  under
                  the Credit Agreement and the other Loan Documents, (x) the holders of a majority of the aggregate notional amount (or, with respect to any Lender Interest Rate Agreement which is an Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Lender Interest Rate Agreement) under all Lender Interest Rate Agreements which are Interest Rate Agreements and (y) the holders of a majority of the aggregate amount then due and payable under all Lender Interest Rate Agreements that are Daylight Overdraft Protection Agreements (Requisite Lenders or, if applicable, such holders being referred to herein as `Requisite Obligees')."
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





                  Section 1.9  Amendments to Exhibits.

                  Exhibits XV through XXIII of the Credit Agreement are hereby amended to the extent necessary to make the provisions therein consistent with the amendments made to the executed Collateral Documents and Guaranties pursuant to Sections 1.4 through 1.8 above.


                  Section 2.                CONDITIONS TO EFFECTIVENESS

                  Section 1 of this Amendment shall become effective only upon the prior or concurrent satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date"):

                  A. On or before the First Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders) the following, each, unless otherwise noted, dated as of the First Amendment Effective Date:

                           1. Resolutions of the Board of Directors of each Loan Party party to this Amendment approving and authorizing the execution, delivery and performance of this Amendment, certified as of the First Amendment Effective Date by such Loan Party's secretary or assistant secretary as being in full force and effect without modification or amendment;

                           2. Signature and incumbency certificates of officers of each Loan Party executing this Amendment certified by such Loan Party's secretary or assistant secretary; and

                           3.   Counterparts  of  this  Amendment   executed  by
         Requisite Lenders and each of the other parties hereto.

                  B. On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.
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







                  Section 3.                REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement, certain of the Collateral Documents, the Holdings Guaranty, and the Subsidiary Guaranty in the manner provided herein, each of Holdings, Company and each other Loan Party party hereto represents and warrants to each Lender that the following statements are true, correct and complete:

                  A. Corporate Power and Authority. Each Loan Party party hereto has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated hereby and each of Holdings, Company and each other Loan Party party hereto has all requisite corporate power and authority to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement") and each Loan Party has all requisite corporate power and authority to carry out the transactions contemplated by, and perform its obligations under, the Collateral Documents or the Holdings Guaranty or the Subsidiary Guaranty to which it is a party as amended by this Amendment (collectively, the "Amended Collateral Documents and Guaranties").

                  B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the Amended Collateral Documents and Guaranties have been duly authorized by all necessary corporate action on the part of Holdings, Company and each of the other Loan Parties party hereto, as the case may be.

                  C. No Conflict. The execution and delivery by each Loan Party party hereto of this Amendment and the performance by such Loan Party of this Amendment and the performance by Holdings and Company of the Amended Agreement and performance by Loan Parties of the applicable Amended Collateral Documents and Guaranties do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Holdings or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Holdings or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Holdings or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Holdings or any of its Subsidiaries.

                  D. Governmental Consents. The execution and delivery by each Loan Party party hereto of this Amendment and the performance by such Loan Party of this Amendment and the performance by Holdings and Company of the Amended Agreement and performance by Loan Parties of the applicable Amended Collateral Documents and Guaranties do not and will not

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



require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  E. Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party party hereto and this Amendment, the Amended Agreement and the Amended Collateral Documents and Guaranties are the legally valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.


                  Section 4.                ACKNOWLEDGEMENT AND CONSENT

                  Company is a party to certain Collateral Documents, in each case as amended through the First Amendment Effective Date, pursuant to which Company has created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Each of the other Loan Parties party hereto is a party to certain Collateral Documents, the Subsidiary Guaranty or the Holdings Guaranty, in each case as amended through the First Amendment Effective Date, pursuant to which each such Loan Party has (i) guarantied the Obligations and
(ii) created Liens in favor of Administrative Agent on certain Collateral to secure the obligations of such Loan Party under the Subsidiary Guaranty or the Holdings Guaranty, as the case may be. The Loan Parties party hereto are collectively referred to herein as the "Credit Support Parties", and the Collateral Documents, the Subsidiary Guaranty and the Holdings Guaranty are collectively referred to herein as the "Credit Support Documents".

                  Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement, the Collateral Documents and Guaranties and this Amendment and consents to the amendment of the Credit Agreement and Guaranties and the Collateral Documents effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit
Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the

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fullest extent  possible the payment and  performance of all  "Obligations,"
"Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

                  Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement, the Amended Collateral Documents and Guaranties and the other Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  Each Credit Support Party (other than Holdings and Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.




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



                  Section 5.  MISCELLANEOUS

                  A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                  (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the
         "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement. On and after the First Amendment Effective Date, each reference in any Collateral Document, the Holdings Guaranty or the Subsidiary Guaranty to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to such Collateral Document, the Holdings Guaranty or the Subsidiary Guaranty, and each reference in the other Loan Documents to such "Pledge Agreement", "Security Agreement", "Guaranty", "thereunder", "thereof" or words of like import referring to such Collateral Document, Holdings Guaranty or Subsidiary Guaranty shall mean and be a reference to such Collateral Document, Holdings Guaranty or Subsidiary Guaranty, as applicable, as amended by this Amendment.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  B. Fees and Expenses. Company acknowledges that all reasonable costs, fees and expenses as described in subsection 11.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

                  C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE


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STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS
PRINCIPLES.

                  E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1, which shall become effective upon the satisfaction of each of the conditions set forth in Section 2) shall become effective upon the execution of a counterpart hereof by all Requisite Lenders and each of the other parties hereto and receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.






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



                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                                FRD ACQUISITION CO.


                                                By:
                                                Title:


                                                FRI-M CORPORATION


                                                By:
                                                Title:


                                                FRI-FRD CORPORATION


                                                By:
                                                Title:


                                                CFC FRANCHISING COMPANY


                                                By:
                                                Title:


                                                FRI-J CORPORATION


                                                By:
                                                Title:


                                                JOJOS RESTAURANTS, INC.


                                                By:
                                                Title:

                                            JOJOS CALIFORNIA FAMILY RESTAURANTS,
                                                INC.


                                                By:
                                                Title:


                                                COCO'S RESTAURANTS, INC.


                                                By:
                                                Title:


                                                FRI-C CORPORATION


                                                By:
                                                Title:


                                                CARROWS RESTAURANTS, INC.


                                                By:
                                                Title:


                                                CARROWS CALIFORNIA FAMILY
                                                RESTAURANTS, INC.


                                                By:
                                                Title:



                                                FRI-DHD CORPORATION


                                                By:
                                                Title:



                                                 FAR WEST CONCEPTS, INC.


                                                 By:
                                                 Title:

                                FRI-NA CORPORATION


                                By:
                                Title:


LENDERS:                        CREDIT LYONNAIS NEW YORK BRANCH,
                                individually and as Administrative Agent


                                By:
                                Title:


                                BANKERS TRUST COMPANY,
                                individually and as
                                Co-Syndication Agent


                                By:
                                Title:


                                CHEMICAL BANK, individually and
                                as Co-Syndication Agent


                                By:
                                Title:


                                CITICORP USA, INC., individually and
                                as Co-Syndication Agent


                                By:
                                Title: